Exhibit 99.1

Certification

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of FirstMerit Corporation (the “Corporation”), hereby certifies that the Corporation’s Form 10-Q for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:	August 13, 2002	By:	/s/ JOHN R. COCHRAN John R. Cochran, Chairman and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.